UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 14, 2013

TTM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-31285	91-1033443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1665 SCENIC AVENUE, SUITE 250

COSTA MESA, CALIFORNIA 92626

(Address of Principal Executive Offices) (Zip Code)

(714) 327-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

We are filing this Current Report on Form 8-K in connection with the disclosure of textual information from a slide show presentation given at the Canaccord Genuity Growth Conference and at the Jefferies Global Industrials Conference on August 14, 2013 and August 15, 2013, respectively. A copy of this slide show presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The information included with this Current Report (including the exhibit) will be available at our website located at www.ttmtech.com, although we reserve the right to discontinue that availability at any time.

The information in this report includes certain non-GAAP financial measures. The Company presents non-GAAP financial measures to enable investors to see the Company through the eyes of management and to provide better insight into the Company’s ongoing financial performance. Management believes that the non-GAAP measures – which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt, asset impairments, restructuring and other infrequent items as well as the associated tax impact of these charges and out of period tax items – provide additional useful information to investors regarding the Company’s ongoing financial conditions and results of operations. A material limitation associated with the use of the non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. The Company compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

The information in this Report also includes references to “Adjusted EBITDA”. Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, asset impairments and other infrequent items. We present adjusted EBITDA to enhance the understanding of our operating results. Adjusted EBITDA is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with GAAP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Slides presented at the Canaccord Genuity Growth Conference and at the Jefferies Global Industrials Conference on August 14, 2013, and August 15, 2013, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: August 14, 2013	By:	/s/ Todd B. Schull
Todd B. Schull
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides presented at the Canaccord Genuity Growth Conference and at the Jefferies Global Industrials Conference on August 14, 2013, and August 15, 2013, respectively.